At RF Micro Devices                                                                         At the Financial Relations Board
Dean Priddy                            Douglas DeLieto                                     Joe Calabrese
Chief Financial Officer             VP, Investor Relations                            (212) 827-3772
(336) 931-7975                      (336) 931-7968

FOR IMMEDIATE RELEASE
January 23, 2007

RF MICRO DEVICES DELIVERS RECORD QUARTERLY RESULTS

RFMD Achieves All-Time Highs In Revenue, Quarterly Earnings
And Cash Flow From Operations

 Quarterly Highlights:

  Quarterly Revenue Jumped Approximately 14% Sequentially To A Record $281.1 Million
  Cash Flow From Operations, Which Excludes Bluetooth® Transaction, Totaled A Record $64.8 Million
  GAAP Diluted Earnings Per Share Equaled $0.26
  Non-GAAP Diluted Earnings Per Share Equaled $0.16
  RFMD Recognized A Gain Of $36.3 Million Related To The Sale Of Substantially All Of Its Bluetooth® Assets
  Based On Existing Customer Forecasts, RFMD Currently Expects A Less-Than-Seasonal Quarterly Decline In
  Its Cellular Business During The March 2007 Quarter

GREENSBORO, N.C., January 23, 2007 -- RF Micro Devices, Inc. (Nasdaq: RFMD), a global leader in the design and manufacture of high-performance radio systems and solutions for applications that drive mobile communications, today reported financial results for its fiscal 2007 third quarter ended December 31, 2006. Quarterly revenue grew approximately 35% year-over-year and approximately 14% sequentially to a record $281.1 million.  Operating income totaled $66.1 million, on a GAAP basis, and $35.2 million, on a non-GAAP basis.  RFMD's December 2006 quarterly results reflected strength at the world's leading handset manufacturers, market share gains in RF semiconductors and record demand for RFMD's cellular transceivers and transmit modules.

Business Unit Highlights

Cellular

    RFMD expanded its leadership position in cellular transmit modules in low-tier handsets

    Sales of  POLARIS™ TOTAL RADIO™ solutions grew sequentially for the tenth consecutive quarter

    RFMD secured POLARIS™ solution design wins across multiple tiers of handsets at original equipment manufacturers (OEMs) and original design manufacturers (ODMs)

    RFMD passed a key customer milestone during the December 2006 quarter related to its POLARIS™ 3 solution

    RFMD anticipates POLARIS™ sales will continue to grow sequentially in the March 2007 quarter

Wireless Connectivity

     RFMD experienced strong design momentum for WLAN front end modules and power amplifiers for multiple applications, including handsets, access points, mobile computing and consumer electronics

     RFMD completed the sale of substantially all of its Bluetooth® assets to QUALCOMM

     RFMD has multiple customer engagements for its RF811X family of software-based GPS solutions and expects to receive commercial production orders in the first half of calendar 2007

Infrastructure

     RFMD sampled its 15-watt RF3825 Gallium Nitride (GaN) Power IC to manufacturers of public mobile radios and other wideband applications

     RFMD sampled its new 48V, 120W WCDMA internally-matched GaN HPA (RF3925) to a key technology partner

GAAP and non-GAAP financial measures are presented in the tables below, and non-GAAP financial measures are reconciled to the corresponding GAAP financial measures in the financial statement portion of this press release.

GAAP RESULTS
(in millions, except percentages and per share data)	Q3 Fiscal 2007	Q2 Fiscal 2007		% Change vs. Q2 2007	Q3 Fiscal 2006	% Change vs. Q3 2006

Revenue	$281.1		$246.9	13.8%	$208.0	35.2%
Gross Margin	35.8%		34.9%	0.9 ppt	36.1%	(0.3)ppt
Operating Income	$66.1		$13.0	407.6%	$17.1	285.8%
Net Income (Loss)	$59.3		$(20.0)	397.0%	$14.7	304.2%
Diluted EPS	$0.26	$	(0.10)	353.6%	$0.07	274.3%

NON-GAAP RESULTS (excluding share-based compensation, amortization, discontinuation of WLAN chipset development efforts, impairment charge, gain on sale of substantially all Bluetooth® assets, restructuring charges related to sale of substantially all Bluetooth®
assets and the tax effect on certain non-GAAP adjustments)

(in millions, except percentages and per share data)	Q3 Fiscal 2007	Q2 Fiscal 2007	% Change vs. Q2 2007	Q3 Fiscal 2006	% Change vs. Q3 2006

Revenue	$281.1	$246.9	13.8%	$208.0	35.2%
Gross Margin	36.1%	35.3%	0.8 ppt	36.2%	(0.1)ppt
Operating Income	$35.2	$22.8	54.2%	$18.8	87.2%
Net Income	$34.3	$23.7	44.8%	$16.4	109.9%
Diluted EPS	$0.16	$0.11	40.4%	$0.08	98.3%

Financial Guidance And Business Outlook

RFMD believes it is benefiting from market share consolidation at its largest customers and robust overall unit demand for cellular handsets.  RFMD expects to grow market share in cellular products in the March 2007 quarter, driven by sales of POLARIS™ cellular transceivers, as well as cellular power amplifier modules and transmit modules.

     Current customer forecasts for the March 2007 quarter indicate a less-than-seasonal decline in the Company's core cellular business

     Legacy 802.11b radio and Bluetooth® components are expected to decline sequentially at a greater-than-
  seasonal rate, as a result of previously announced divestitures

     Revenue in the March 2007 quarter is currently expected to be in the range of $250 million to $260 million

     Quarterly GAAP net income in the March 2007 quarter, assuming the previously announced Jazz
  Semiconductor transaction closes in the March 2007 quarter, is currently expected to be in the range of $0.11 to $0.12 per diluted share, including estimated non-cash share-based compensation expense and non-cash amortization of intangibles of approximately $3.8 million in the aggregate

     Quarterly non-GAAP net income is currently expected to be in the range of $0.10 to $0.11 per share, excluding non-cash share-based compensation expense, non-cash amortization of intangibles and the impact of the Jazz Semiconductor transaction

The methodology used by RFMD to estimate non-cash share-based compensation expense does not factor in items such as new grants, terminations or amounts that may be capitalized in inventory, and the methodology used to estimate intangible amortization assumes no additional intangible assets are recorded.  RFMD currently cannot estimate the impact of non-cash share-based compensation expense on gross margin or operating expenses and will provide this information with its March 2007 quarterly results.  Accordingly, actual quarterly results may differ from these estimates, and such differences may be material.

Comments From Management

Bob Bruggeworth, president and CEO of RF Micro Devices, said, "In the December 2006 quarter, RFMD continued to execute on a proven growth strategy.  The markets for our products remain strong and RFMD continues to benefit by bringing compelling, differentiated products to our customers.  As we look to March and the balance of 2007, we expect our growth to be led by our industry-leading power amplifiers as well as our POLARIS™ family of TOTAL RADIO™ transceiver solutions.  We also anticipate that initial production ramps of our GaN-based products and our software-based GPS solutions will commence in 2007, which we expect will contribute positively to growth, diversification and profitability."

Dean Priddy, CFO and vice president, finance and administration of RF Micro Devices, said, "The December 2006 quarter highlights RFMD's ability to drive continued revenue growth and improving profitability.  We are demonstrating consistent, sustainable financial returns, and we are advancing toward our long-term operating model of 15 percent operating income.  Our performance and outlook demonstrate the importance of investing in our future.  With our expanded manufacturing capacity, we believe that RFMD is capable of continued revenue growth and reduced manufacturing costs.  Finally, our balance sheet is equally as strong as our income statement, and RFMD's financial outlook has never been stronger."

Non-GAAP Financial Measures

RFMD reports gross margin, operating income, net income and earnings per share (EPS) on a GAAP basis and non-GAAP basis. RFMD believes non-GAAP financial measures provide useful supplemental information to investors and facilitate a better understanding of results of operations as seen through the eyes of management. RFMD has chosen to provide this supplemental information to enable investors to perform additional comparisons of operating results and analyze financial performance without the impact of certain non-cash expenses or unusual items that may obscure trends in RFMD's underlying performance. Management uses these non-GAAP financial measures internally to make strategic decisions, forecast future results and evaluate RFMD's current performance. These non-GAAP financial measures are not in accordance with, or an alternative for, GAAP financial measures and may differ from non-GAAP financial measures used by other companies.

RF Micro Devices will conduct a conference call at 5:00 p.m. EST today to discuss today's press release. The conference call will be broadcast live over the Internet and can be accessed by any interested party at http://www.earnings.com or http://www.rfmd.com (under Investor Info). A telephone playback of the conference call will be available approximately one hour after the call's completion by dialing 303-590-3000 and entering pass code 11080516.

About RFMD

RF Micro Devices, Inc. (Nasdaq: RFMD) is a global leader in the design and manufacture of high-performance radio systems and solutions for applications that drive mobile communications. RFMD's power amplifiers, transmit modules, cellular transceivers and system-on-chip (SOC) solutions enable worldwide mobility, provide enhanced connectivity and support advanced functionality in current- and next-generation mobile handsets, cellular base stations, wireless local area networks (WLANs), wireless personal area networks (WPANs) and global positioning systems (GPS). Recognized for its diverse portfolio of state-of-the-art semiconductor technologies and vast RF systems expertise, RFMD is a preferred supplier enabling the world's leading mobile device manufacturers to deliver advanced wireless capabilities that satisfy current and future market demands.

Headquartered in Greensboro, N.C., RFMD is an ISO 9001- and ISO 14001-certified manufacturer with worldwide engineering, design, sales and service facilities. RFMD is traded on the NASDAQ Global Select Market under the symbol RFMD. For more information, please visit RFMD's web site at www.rfmd.com.

This press release includes "forward-looking statements" within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about our plans, objectives, representations and contentions and are not historical facts and typically are identified by use of terms such as "may," "will," "should," "could," "expect," "plan," "anticipate," "believe," "estimate," "predict," "potential," "continue" and similar words, although some forward-looking statements are expressed differently. You should be aware that the forward-looking statements included herein represent management's current judgment and expectations, but our actual results, events and performance could differ materially from those expressed or implied by forward-looking statements. We do not intend to update any of these forward-looking statements or publicly announce the results of any revisions to these forward-looking statements, other than as is required under the federal securities laws. RF Micro Devices' business is subject to numerous risks and uncertainties, including variability in quarterly operating results, the rate of growth and development of wireless markets, risks associated with the operation of our wafer fabrication facilities, molecular beam epitaxy facility, assembly facility and test and tape and reel facilities, our ability to attract and retain skilled personnel and develop leaders, variability in production yields, our ability to reduce costs and improve gross margins by implementing innovative technologies, our ability to bring new products to market, our ability to adjust production capacity in a timely fashion in response to changes in demand for our products, dependence on a limited number of customers, and dependence on third parties. These and other risks and uncertainties, which are described in more detail in RF Micro Devices' most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission, could cause actual results and developments to be materially different from those expressed or implied by any of these forward-looking statements.

RF MICRO DEVICES® and RFMD® are trademarks of RFMD, LLC. All other trade names, trademarks and registered trademarks are the property of their respective owners.

Tables To Follow

RF MICRO DEVICES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(In thousands, except per share data)
(Unaudited)

	Three Months Ended December 31,
	2006	2005

Total revenue	$281,091	$207,974

Costs and expenses:
Cost of goods sold (1)	180,594	132,993
Research and development (1)	47,526	38,650
Marketing and selling (1)	13,010	11,906
General and administrative (1)	8,450	6,919
Other operating (income) expense (1)	(34,558)	380

Total costs and expenses (1)	215,022	190,848

Operating income	66,069	17,126
Other income, net	1,303	298

Income before income taxes	$67,372	$17,424
Income tax expense	(8,046)	(2,746)

Net income	$59,326	$14,678

Net income per share, diluted	$0.26	$0.07

Weighted average outstanding diluted shares	227,852	222,565

(1)

	Three Months Ended December 31, 2006			Three Months Ended December 31, 2005
	As Reported	Share-based Compensation	Net	As Reported	Share-based Compensation	Net
Total costs and expenses:
Cost of goods sold	$180,594	$828	$179,766	$132,993	$154	$132,839
Research and development	47,526	1,093	46,433	38,650	121	38,529
Marketing and selling	13,010	598	12,412	11,906	340	11,566
General and administrative	8,450	699	7,751	6,919	247	6,672
Other operating (income) expense	(34,558)	102	(34,660)	380	-	380
Total costs and expenses	$215,022	$3,320	$211,702	$190,848	$862	$189,986

RF MICRO DEVICES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(In thousands, except per share data)
(Unaudited)

	Nine Months Ended December 31,
	2006	2005

Total revenue	$766,345	$544,362

Costs and expenses:
Cost of goods sold (1)	500,051	351,322
Research and development (1)	137,884	116,824
Marketing and selling (1)	40,900	36,041
General and administrative (1)	28,853	20,084
Other operating income (1)	(34,460)	(304)

Total costs and expenses (1)	673,228	523,967

Operating income	93,117	20,395
Impairment of Jazz Semiconductor, Inc. investment	(33,865)	-
Other income, net	3,667	851

Income before income taxes	$62,919	$21,246
Income tax expense	(9,635)	(3,348)

Net income	$53,284	$17,898

Net income per share, diluted	$0.25	$0.09

Weighted average outstanding diluted shares	225,940	191,678

(1)

	Nine Months Ended December 31, 2006			Nine Months Ended December 31, 2005
	As Reported	Share-based Compensation	Net	As Reported	Share-based Compensation	Net
Total costs and expenses:
Cost of goods sold	$500,051	$3,813	$496,238	$351,322	$768	$350,554
Research and development	137,884	4,542	133,342	116,824	1,129	115,695
Marketing and selling	40,900	3,165	37,735	36,041	1,336	34,705
General and administrative	28,853	6,453	22,400	20,084	849	19,235
Other operating income	(34,460)	102	(34,562)	(304)	-	(304)
Total costs and expenses	$673,228	$18,075	$655,153	$523,967	$4,082	$519,885

RF MICRO DEVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(In thousands, except per share data)
(Unaudited)

	Three Months Ended
	December 31,	September 30,	December 31,
	2006	2006	2005

GAAP operating expenses	$34,428	$73,126	$57,855
Share-based compensation expense	2,492	8,521	708
Amortization of intangible assets	285	285	274
Gain on sale of substantially all Bluetooth® assets	(36,311)	-	-
Restructuring charges related to sale of substantially all Bluetooth® assets	1,752	-	-
Discontinuation of WLAN chipset development efforts (adjustment)	(100)	32	380
Non-GAAP operating expenses	66,310	64,288	56,493

GAAP operating income	66,069	13,015	17,126
Share-based compensation expense	3,320	9,289	862
Amortization of intangible assets	484	503	442
Gain on sale of substantially all Bluetooth® assets	(36,311)	-	-
Restructuring charges related to sale of substantially all Bluetooth® assets	1,752	-	-
Discontinuation of WLAN chipset development efforts (adjustment)	(100)	32	380
Non-GAAP operating income	35,214	22,839	18,810

GAAP net income (loss)	59,326	(19,977)	14,678
Impairment of Jazz investment	-	33,865	-
Share-based compensation expense	3,320	9,289	862
Amortization of intangible assets	484	503	442
Gain on sale of substantially all Bluetooth® assets	(36,311)	-	-
Restructuring charges related to sale of substantially all Bluetooth® assets	1,752	-	-
Tax effect on certain Non-GAAP adjustments	5,872	-	-
Discontinuation of WLAN chipset development efforts (adjustment)	(100)	32	380

Non-GAAP net income	34,343	23,712	16,362
Plus: Income impact of assumed conversions for interest on 1.50% convertible notes	977	1,050	1,036
Non-GAAP net income plus assumed conversion of notes-Numerator for diluted income per share	$35,320	$24,762	$17,398

GAAP weighted average outstanding diluted shares	227,852	191,670	222,565
Adjustments:
Diluted stock options	-	2,484	-
Assumed conversion of 1.50% convertible notes	-	30,144	-
Non-GAAP weighted average outstanding diluted shares	227,852	224,298	222,565

Non-GAAP net income per share, diluted	$0.16	$0.11	$0.08

GAAP gross margin percentage	35.8%	34.9%	36.1%
Adjustment for share-based compensation	0.3%	0.3%	0.0%
Adjustment for intangible amortization	0.0%	0.1%	0.1%
Non-GAAP gross margin percentage	36.1%	35.3%	36.2%

 RF MICRO DEVICES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)

	December 31, 2006 (Unaudited)	March 31, 2006 (Audited)
ASSETS
Current assets:
Cash and cash equivalents	$161,037	$81,588
Short-term investments	84,955	68,949
Accounts receivable, net	119,092	115,715
Inventories	121,699	116,782
Other current assets	20,731	19,542
Total current assets	507,514	402,576

Property and equipment, net	377,390	341,293
Goodwill	115,443	117,218
Investment in Jazz Semiconductor, Inc.	25,400	59,265
Long-term investments	636	584
Intangible assets, net	9,328	10,849
Other assets	9,709	3,658
Total assets	$1,045,420	$935,443

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$107,570	$102,772
Other short-term liabilities, net	4,153	260
Total current liabilities	111,723	103,032

Long-term debt, net	246,358	226,876
Other long-term liabilities	7,301	6,178
Total liabilities	365,382	336,086

Shareholders' equity:
Total shareholders' equity	680,038	599,357

Total liabilities and shareholders' equity	$1,045,420	$935,443